Joint Filer Information



Name: 			HAMCO Capital Corporation

Address: 		539 Bryant Street
Suite 100
San Francisco, CA 94107

Designated
Filer: 			 William R. Hambrecht

Issuer and
Ticker Symbol: 	 Salon Media Group, Inc. (SALN.OB)

Date of Event
Requiring Statement:	 February, 10, 2004

Relationship to Issuer:  10% Owner



Signature:		/s/ William R. Hambrecht
			_________________________
			William R. Hambrecht
Joint Filer Information


Name: 			Hambrecht 1980 Revocable Trust

Address: 		539 Bryant Street
Suite 100
San Francisco, CA 94107

Designated
Filer: 			 William R. Hambrecht

Issuer and
Ticker Symbol: 	 Salon Media Group, Inc. (SALN.OB)

Date of Event
Requiring Statement:	 February, 10 2004

Relationship to Issuer:  10% Owner

Signature:		 Hambrecht 1980 Revocable Trust


		/s/ William R. Hambrecht
		_________________________

		By:  William R. Hambrecht
		Its:   Trustee


Joint Filer Information


Name: 			W.R. Hambrecht + Co, LLC

Address: 		539 Bryant Street
Suite 100
San Francisco, CA 94107

Designated
Filer: 			 William R. Hambrecht

Issuer and
Ticker Symbol: 	 Salon Media Group, Inc. (SALN.OB)

Date of Event
Requiring Statement:	 February, 10 2004

Relationship to Issuer:  10% Owner


Signature:		 W.R. Hambrecht + Co, LLC

	/s/ William R. Hambrecht
	________________________
	Name: William R. Hambrecht
	Title:  Chief Executive Officer

Joint Filer Information


Name: 			W.R. Hambrecht + Co, Inc.

Address: 		539 Bryant Street
Suite 100
San Francisco, CA 94107

Designated
Filer: 			 William R. Hambrecht

Issuer and
Ticker Symbol: 	 Salon Media Group, Inc. (SALN.OB)

Date of Event
Requiring Statement:	 February, 10 2004

Relationship to Issuer:  10% Owner


Signature:		 W.R. Hambrecht + Co, Inc.

	/s/ William R. Hambrecht
	________________________
	Name: William R. Hambrecht
	Title:   President